To the Board of Directors of db-X
Exchange-Traded Funds Inc.:

In planning and performing our
audits of the financial
statements of db-X 2010 Target
Date Fund, db-X 2020 Target
Date Fund, db-X 2030 Target
Date Fund, db-X 2040 Target
Date Fund, and db-X Target Date
In-Target Fund (the five funds
comprising the "Company") as
of and for the year ended May
31, 2012, in accordance with
the standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Company's
internal control over financial
reporting, including controls
over safeguarding securities, as
a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Company's
internal control over financial
reporting. Accordingly, we
express no such opinion.
The management of the
Company is responsible for
establishing and maintaining
effective internal control over
financial reporting. In fulfilling
this responsibility, estimates
and judgments by management
are required to assess the
expected benefits and related
costs of controls. A Company's
internal control over financial
reporting is a process designed
to provide reasonable
assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A company's internal control
over financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately
and fairly reflect the
transactions and dispositions
of the assets of the company; (2)
provide reasonable assurance
that transactions are recorded
as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made only in
accordance with authorizations
of management and trustees of
the company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use
or disposition of a company's
assets that could have a
material effect on the financial
statements.
Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes
in conditions, or that the degree
of compliance with the policies
or procedures may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of
a control does not allow
management or employees, in
the normal course of performing
their assigned functions, to
prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
company's annual or interim
financial statements will not be
prevented or detected on a timely
basis.
Our consideration of the
Company's internal control over
financial reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Company's internal control over
financial reporting and its
operation, including controls
over safeguarding securities,
which we consider to be a
material weakness as defined
above as of May 31, 2012.
This report is intended solely for
the information and use of
management and the Board of
Directors of db-X Exchange-
Traded Funds Inc., and
Shareholders of the Company
and the Securities and
Exchange Commission and is
not intended to be and should
not be used by anyone other
than these specified parties.


/s/ Ernst & Young LLP


July 23, 2012